SCHEDULE 14A
                               (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                        of 1934 (Amendment No.         )

  Filed by Registrant  [X]
  Filed by a Party other than the Registrant [ ]
  Check the appropriate box:
  [ ]  Preliminary Proxy Statement
  [ ]  Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e) (2))
  [X]  Definitive Proxy Statement
  [ ]  Definitive Additional Materials
  [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


               (Name of Registrant as Specified In Its Charter)

                         Dyna Group International, Inc.
  ___________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

  Payment of Filing Fee (Check the appropriate box):
  [X]  No fee required.
  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:
  ___________________________________________________________________________
       (2) Aggregate numer of securities to which transactions applies:
  ___________________________________________________________________________
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
  ___________________________________________________________________________
       (4) Proposed maximum aggregate value of transaction:
  ___________________________________________________________________________
       (5) Total Fee Paid
  ___________________________________________________________________________
  [ ]  Fee paid previously with preliminary materials.
  [ ]  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
  ___________________________________________________________________________
       (1) Amount Previously Paid:
  ___________________________________________________________________________
       (2) Form, Schedule or Registration Statement No:
  ___________________________________________________________________________
       (3) Filing Party:
  ___________________________________________________________________________
       (4) Date Filed:
  ___________________________________________________________________________

                        DYNA GROUP INTERNATIONAL, INC.
               1661 S. Seguin Avenue, New Braunfels, TX  78130
                   (Address of Principal Executive Office)



              PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JULY 14, 2005


                                   GENERAL


 Solicitation of Proxies
 -----------------------
 This Proxy Statement is furnished to the stockholders of Dyna Group International, Inc., a Nevada Corporation (the "Company"), in connection with the solicitation by and on behalf of the Board of Directors of proxies to be voted at an Annual Meeting of Stockholders of the Company. In
 addition to  solicitation  of  proxies  by use  of  mails,  proxies  may  be solicited by the officers and employees of the Company, without remuneration, by telephone, telegraphy, cable or personal interview. The Company will bear all costs of solicitation. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward proxy material to the beneficial owners of shares held of record by them and reimburse their expenses.

 The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is June 3, 2005.

 Time and Place of Meeting
 -------------------------
 The Annual Meeting of Stockholders will be held at the Company's office at 1661 South Seguin Avenue, New Braunfels, Texas at 10:00am, Central Daylight Savings Time on July 14, 2005. A copy of the notice of meeting accompanies this Proxy Statement.

 Securities Entitled to Vote and Record Date
 -------------------------------------------
 The Board of Directors has fixed the close of business on May 27, 2005 as the date for determining stockholders entitled to receive notice of and to vote at, the Annual Meeting. On that date the Company had 7,529,258 shares of Common Stock outstanding, which are the only securities of the Company entitled to vote at the stockholders meeting. Stockholders on that date will be entitled to notice and will be entitled to one vote for each share held of record on such record date.

 Revocability of Proxy
 ---------------------
 Stockholders who execute proxies may revoke them by giving written notice to the Secretary of the Company at any time before such proxies are voted. Attendance at the meeting shall not have the effect of revoking a proxy unless the stockholder so attending shall, in writing, so notify the Secretary of the meeting at any time prior to the voting of the proxy.

 All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specific as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by the Board of Directors of the Company intend to vote for the nominees for election as Directors of the company listed below.


                            ELECTION OF DIRECTORS

 Three directors are to be elected at the meeting for terms of one year each (subject to the Company's by-laws). Each director shall hold office until the next Annual Meeting of Stockholders and until his respective successor shall be elected and qualified. The Company proposes that the stockholders elect Mr. Roger R. Tuttle, Mr. Jeffrey L. Smith, and Ms. Sandra K. Tristan to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Officers and Directors holding 47.1% of the Company's Common Stock will vote for the nominees as presented.

 Directors of  the  Company  will be  elected  by  a plurality  vote  of  the outstanding shares of Common Stock present and entitled to vote at the meeting. Directors currently are not paid any fees for attendance at meetings of the Board of Directors.

 The nominees have indicated that they are willing and able to serve as directors if elected. If the nominees should become unable or unwilling to serve, it is the intention of the persons designated as proxies to vote instead, at their discretion, for such other person(s) as may be designated as nominee(s) by the Management of the Company.

 The following is information with respect to the nominees and their security holdings as furnished by them to the Company.

                                                 Common Stock    Percent of
    Name, Principal                Served as     Beneficially   Common Stock
     Occupation &                  Director      Owned as of    Beneficially
  Business Experience      Age      Since        May 27, 2005       Owned
 -----------------------   ---     --------      ------------   ------------
 Roger R. Tuttle,          57        1986        3,431,050 (a)       45.9%
 Tuttle Investments,
   LTD CEO and Chairman
   of the Board

 Jeffrey L. Smith          48        1992           87,000            1.%
 Secretary and
   Director

 Sandra K. Tristan         44        2001                0            0
 Treasurer and
   Director

 All officers and                                3,518,050           47.1%
 directors as a
 group - 3 persons


 All Directors of the Company serve in such capacity until the next Annual Meeting of the Company's stockholders following their election and until their successors have been elected and qualify.

 (1) Roger R. Tuttle has served as Chairman of the Board of Directors and Chief Executive Officer of the Company since August 1986. Mr. Tuttle served as President of Great American Products from 1974 to September 1989, and resumed that position in December 1991.

 (2) Jeffrey L. Smith has served as Vice President and General Manager of Great American Products since October 1991. Prior to this and since 1985 Mr. Smith has served as the General Manager of Great American's Retail division. Mr. Smith was appointed Secretary and a Director in October 1992.

 (3) Sandra K. Tristan was appointed as Treasurer and Director on May 24, 2001. In 1984, Ms. Tristan attended Southwest Texas University where she earned her Bachelors Degree in Business Administration with a concentration in Accounting. Upon graduation, joined Glastron Boat Company where she gained much of her manufacturing accounting experience. Ms Tristan has twenty years of manufacturing accounting experience and held the position of controller for thirteen of those years. She has served as Controller of Great American Products since 1998, when her employment with Great American Products began.

 Principal Holders of Voting Securities
 --------------------------------------
 The following table provides information as of May 27, 2005 for each person who beneficially owned more than five percent (5%) of the Company's Common Stock.


    Name and Address of     Shares of Common Stock
     Beneficial Owners        Beneficially Owned     Percent of Common Stock
 -----------------------    ----------------------   -----------------------
 Roger R. Tuttle, Tuttle
 Investments, LTD                  3,431,050                  45.9%
 1661 S. Seguin Avenue
 New Braunfels, TX  78130


                   THE BOARD OF DIRECTORS AND ITS COMMITTEE

 The Board of Directors held three meetings in 2004 and all directors attended all of such meetings. The Board of Directors does not have an audit or nominating committee. However, the Board does have a Compensation Committee comprised of Mr. Tuttle and Mr. Smith. The Committee's duties are to review executive compensation and make recommendations to the Board concerning compensation level of officers. The Compensation Committee held one meeting in 2004.

 Executive Compensation
 ----------------------

      Summary Compensation Table

 The following table summarizes information concerning the compensation of the Chief Executive Officer. No other officers are included in this table as their respective aggregate compensations did not exceed $100,000.

      Name                       Annual Compensation
  & Principal               ----------------------------     Stock      All
   Position        Year      Salary      Bonus     Other    Options    Other
 ----------------  ----     --------     ------    -----    -------    -----
 Roger R. Tuttle,  2004     $156,550    $31,340     -0-       -0-       N/A
 CEO               2003     $140,500    $5,000      -0-       -0-       N/A
                   2002     $140,500    $5,000      -0-       -0-       N/A

 Jeffrey L. Smith, 2004     $97,558     $31,477     -0-       -0-       N/A
 Secretary and     2003     $82,805     $33,000     -0-       -0-       N/A
 Director          2002     $79,758     $10,000     -0-       -0-       N/A

 The Company does not presently have any stock option plans or stock bonus plans.

 Compensation Pursuant to Plan
 -----------------------------
 The Company has a Profit Sharing Plan and Trust for eligible employees. Employees of the Company who have completed six months of service are eligible to participate in the Plan under which the Company contributes amounts determined from time to time at its discretion. Company contributions vest in specified percentages per year commencing after 2 years and generally become fully vested after six years of employment with the Company. The annual contributions and forfeitures allotted to any participant may not exceed the lesser of $10,000 or 25% of the participant's total compensation. Benefits generally are payable upon death or upon termination of employment with the Company or age 65. Participants' account balances under the Trust as of the year ended December 31, 2004 for Mr. Tuttle and for all executive officers as a group, were $441,340 and $341,315 respectively.


                                MISCELLANEOUS

 Compliance with Section 16(a) of the Securities Exchange Act of 1934
 --------------------------------------------------------------------
 Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Officers and Directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

 To the Company's knowledge, based solely on a review of such reports furnished to the Company, or written representations from the Company's Officers, Directors and greater than 10% beneficial owners, during 2004 all section 16(a) filing requirements applicable to its Officers, Directors and greater than 10% beneficial owners were complied with.

 Auditors
 --------
 The Board of Directors selected Malone & Bailey, PLLC to serve as Independent Auditors for the year ended December 31, 2004.

 A copy of the Company's Annual Report for the year ended December 31, 2004 is included with this Proxy Statement.

 Stockholder Proposals for Next Year
 -----------------------------------
 Any stockholder desiring to submit any proposal for consideration at the Company's Annual Meeting of Stockholders for the fiscal year ending December 31, 2005 must deliver such proposal to the Company's New Braunfels, Texas office no later than January 31, 2006.

 Other Business
 --------------
 The Board of Directors knows of no business that will come before the meeting for action except as described in the accompanying Notice of Meeting. However, as to any such business, the person(s) designated as proxies will have discretionary authority to act in their best judgement.

 Form 10-K
 ---------
 The Company's Form 10-K is part of this year's annual report. A copy of the Company's current 10-Q is available on our web site, www.gap1.com or at no cost by writing to: Investor Relations, Dyna Group International, Inc., 1661 S. Seguin Avenue, New Braunfels, TX 78130.

                                    By order of the Board of Directors

                                    /s/ Jeffrey L. Smith
 New Braunfels, Texas               Jeffrey L. Smith
                                    Secretary

                                 (Proxy Card)

                        DYNA GROUP INTERNATIONAL, INC.
             Proxy solicited on behalf of the Board of Directors
           for annual meeting July 14, 2005 _ New Braunfels, Texas

 The undersigned hereby appoints Roger R. Tuttle, Sandra K. Tristan and Jeffrey L. Smith and each or any of them, proxies for the undersigned, with full power of substitution, to represent and vote the shares of the undersigned at the Annual Meeting of Stockholders of Dyna Group International, Inc. to be held at the Company's Office, in New Braunfels, Texas on July 14, 2005, or any adjournments thereof, on the following matters:

 The Board of Directors recommends a vote FOR proposal (1)

 (1)  Election of Directors
      (Roger R. Tuttle, Sandra K. Tristan and Jeffrey L. Smith)

      Mark One - [ ] FOR all nominees listed above.
                 [ ] FOR all nominees listed above except ___________________.
                 [ ] WITHHOLD AUTHORITY to vote for all nominees listed above.

 (2) In their discretion on such business as may properly come before the meeting.

  If no direction is given, this proxy will be voted for the nominees listed in proposal (1)

                        - PLEASE SIGN ON OTHER SIDE -

 Date         ___________________________

 Please sign  ___________________________________________

              ___________________________________________

 # of shares  _____________



                                * Please date and sign exactly as on your
                                Stock Certificate(s). Joint accounts must
                                be  signed  with  all  names.  Executors,
                                administrators, trustees, etc. should  so
                                indicate.
   Great American Products
   1661 S. Seguin Avenue        * Please return signed proxy card in enclosed
   New Braunfels, TX  78130     window envelope.